                                                                      EXHIBIT 11


DIDAX ON-LINE, L.C.
COMPUTATION OF EARNINGS PER SHARE
3/31/96


PRIMARY EARNINGS PER SHARE:                      THREE MONTHS ENDED MARCH 31, 1996
                           Common           Exercise           Assumed          Estimated            Assumed
                           Shares             Price            Proceeds         IPO Price          Treas. Stk.
                           ------           --------           --------         ---------          -----------
Common Stock
Assumed issued and outstanding - beginning of period

Stock sold during the year:

Napier, Thomas
Macres
Grace
Napier, David
Allgauer
Howard
Rabil
Deslaurier
Rafferty
Madsen
Monahan
Turner, Mark
Turner, Robert
Caito
DiBiasio
McMenamin
Turkekul
Mitchell
Hirsh
Richard Yetman Family
Lesher & Russell Inc
Crisp
Burlingame
Prime
Schuler
Hulen
Wirth
Spencer, Douglas
Spencer, Christopher
Cappello
Harding
Harper
Merrick
Russell, Randy
Varney
Napier, David


End of period              3/31/96

PRIMARY EARNINGS PER SHARE:                                         THREE MONTHS ENDED MARCH 31, 1996
                                          Net Shares   Shares subject      Total        Grant/Purch.        Days          Weighted
                                            Added       to Recission       Shares          Date          Outstanding       Shares
                                          ----------   --------------      ------       ------------     -----------      --------
Common Stock
Assumed issued and outstanding
  - beginning of period                       852,193         305,500      546,693        1/1/96             91         49,749,063

Stock sold during the year:

Napier, Thomas                                  2,500           2,500            0        1/23/96            69                  0
Macres                                        10,0000          10,000            0        1/24/96            68                  0
Grace                                           1,000           1,000            0        1/26/96            66                  0
Napier, David                                   2,500           2,500            0        2/13/96            48                  0
Allgauer                                        6,250           6,250            0        2/14/96            47                  0
Howard                                          2,500           2,500            0        2/15/96            46                  0
Rabil                                           2,500           2,500            0        2/15/96            46                  0
Deslaurier                                      5,000           5,000            0        2/16/96            45                  0
Rafferty                                        5,000           5,000            0        2/16/96            45                  0
Madsen                                        35,0000          35,000            0        2/16/96            45                  0
Monahan                                       10,0000          10,000            0        2/20/96            41                  0
Turner, Mark                                    7,000           7,000            0        2/21/96            40                  0
Turner, Robert                                12,5000          12,500            0        2/21/96            40                  0
Caito                                           3,750           3,750            0        2/22/96            39                  0
DiBiasio                                      25,0000          25,000            0        2/22/96            39                  0
McMenamin                                       4,850           4,850            0        2/22/96            39                  0
Turkekul                                        2,500           2,500            0        2/22/96            39                  0
Mitchell                                        6,250           6,250            0        2/23/96            38                  0
Hirsh                                         12,5000          12,500            0        2/23/96            38                  0
Richard Yetman Family                           6,250           6,250            0        2/26/96            35                  0
Lesher & Russell Inc                          50,0000          50,000            0        2/26/96            35                  0
Crisp                                           1,250           1,250            0        2/27/96            34                  0
Burlingame                                      2,500           2,500            0        2/27/96            34                  0
Prime                                           5,500           5,500            0        2/27/96            34                  0
Schuler                                         2,500           2,500            0        2/28/96            33                  0
Hulen                                         10,0000          10,000            0        2/28/96            33                  0
Wirth                                           1,000           1,000            0        3/01/96            31                  0
Spencer, Douglas                                2,500           2,500            0        3/01/96            31                  0
Spencer, Christopher                          12,5000          12,500            0        3/01/96            31                  0
Cappello                                      10,0000          10,000            0        3/01/96            31                  0
Harding                                         3,000           3,000            0        3/04/96            28                  0
Harper                                          8,333           8,333            0        3/05/96            27                  0
Merrick                                       15,0000          15,000            0        3/05/96            27                  0
Russell, Randy                                10,0000          10,000            0        3/11/96            21                  0
Varney                                         6,2500                        6,250        3/15/96            17            106,250
Napier, David                                   5,000           5,000            0        3/20/96            12                  0
                                         -----------------------------------------                                     -----------
                                            1,160,376          607,433     552,943                                      49,855,313
                                         =========================================                                              91
                                                                                                                     -------------
End of period              3/31/96                   Weighted average share outstanding                                    547,861

                                                     Net loss                                                             (529,737)
                                                                                                                     -------------
                                                     Net loss per share                                                     ($0.97)
                                                                                                                     =============

DIDAX ON-LINE, L.C.
COMPUTATION OF EARNINGS PER SHARE
3/31/97

PRIMARY EARNINGS PER SHARE:                                      THREE MONTHS ENDED MARCH 31, 1997
                           Common       Exercise      Assumed      Estimated       Assumed       Net Shares   Shares subject
                           Shares         Price       Proceeds     IPO Price     Treas. Stk.        Added      to Recission
                           ------       --------      --------     ---------     -----------     -----------  --------------
Common Stock
Assumed issued and outstanding - beginning of period                                                1,160,376        607,433

Stock sold during the year:

Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                                   46,962

Duncan                           2000        $5.00       $10,000         $5.00            2000              0
Bone                            20000        $5.00      $100,000         $5.00           20000              0


End of period                03/31/97                                          Weighted average share outstanding

                                                                               Net loss

                                                                               Net loss per share

PRIMARY EARNINGS PER SHARE:               THREE MONTHS ENDED MARCH 31, 1997                      04/01/97
                                                                      Total      Grant/Purch.      Days          Weighted
                                                                      Shares         Date       Outstanding       Shares
                                                                      ------     ------------   -----------      --------
Common Stock
Assumed issued and outstanding - beginning of period                    552,943      01/01/97             90       49,764,870

Stock sold during the year:

Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                 01/01/97             90        4,226,580

Duncan                                                                               03/03/97             29                0
Bone                                                                                 03/10/97             22                0
                                                                                                                 ------------
                                                                                                                   53,991,450
                                                                                                                           90
                                                                                                                 ------------
End of period                03/31/97               Weighted average share outstanding                                599,905

                                                    Net loss                                                         (470,578)
                                                                                                                 ------------

                                                    Net loss per share                                                 ($0.78)
                                                                                                                 ============

DIDAX ON-LINE, L.C.
COMPUTATION OF EARNINGS PER SHARE
31-Dec-95


PRIMARY EARNINGS PER SHARE:                                          TWELVE MONTHS ENDED DECEMBER 31, 1995              01.01.96
                          Common       Exercise        Assumed         Estimated        Assumed      Net Shares    Shares Subject
                          Shares         Price         Proceeds        IPO Price      Treas. Stk.      Added        to Recission
                          ------       --------        --------        ---------      -----------    ----------    -------------
Common Stock
Assumed issued and outstanding - beginning of period                                                     366,193          33,000

Stock sold during the year:

Edgington                                                                                                 25,000
DiBiasio                                                                                                  12,500          12,500
Edgington                                                                                                 12,500
Webb                                                                                                      25,000          25,000
Edgington                                                                                                 50,000
Edgington                                                                                                100,000
Turner, Robert                                                                                            50,000          50,000
Turner, Mark                                                                                              25,000          25,000
Williams                                                                                                  25,000          25,000
Varney                                                                                                     1,000
Cappello                                                                                                   5,000           5,000
Edgington                                                                                                 25,000
Hirsh                                                                                                     75,000          75,000
Napier                                                                                                     5,000           5,000
Pensco                                                                                                    50,000          50,000
                                                                                                       -------------------------
                                                                                                         852,193         305,500
                                                                                                       =========================

End of period              12/31/95                                                  Weighted average share outstanding

                                                                                     Net loss

                                                                                     Net loss per share

PRIMARY EARNINGS PER SHARE:                                          TWELVE MONTHS ENDED DECEMBER 31, 1995              01.01.96
                                                          Total          Grant/Purch.          Days             Weighted
                                                          Shares             Date          Outstanding           Shares
                                                          ------         -------------     -----------          --------
Common Stock
Assumed issued and outstanding - beginning of period         333,193         01/01/95               365          121,615,445

Stock sold during the year:

Edgington                                                     25,000         01/04/95               362            9,050,000
DiBiasio                                                           0         02/13/95               322                    0
Edgington                                                     12,500         03/07/95               300            3,750,000
Webb                                                               0         05/15/95               231                    0
Edgington                                                     50,000         06/10/95               205           10,250,000
Edgington                                                    100,000         07/27/95               158           15,800,000
Turner, Robert                                                     0         08/29/95               125                    0
Turner, Mark                                                       0         08/29/95               125                    0
Williams                                                           0         09/01/95               122                    0
Varney                                                         1,000         09/05/95               118              118,000
Cappello                                                           0         09/08/95               115                    0
Edgington                                                     25,000         09/12/95               111            2,775,000
Hirsh                                                              0         09/12/95               111                    0
Napier                                                             0         10/05/95                88                    0
Pensco                                                             0         10/12/95                81                    0
                                                            --------
                                                             546,693                                             163,358,445
                                                            ========                                                     365
                                                                                                                ------------
End of period              12/31/95                  Weighted average share outstanding                              447,557

                                                     Net loss                                                       (706,564)
                                                                                                                ------------

                                                     Net loss per share                                               ($1.58)
                                                                                                                ============

                                                                     EXHIBIT 11

DIDAX ON-LINE, L.C.
COMPUTATION OF EARNINGS PER SHARE
31-DEC-96


PRIMARY EARNINGS PER SHARE:                                      TWELVE MONTHS ENDED DECEMBER 31, 1996           01/01/97
                         Common        Exercise       Assumed       Estimated      Assumed      Net Shares    Shares subject
                         Shares         Price         Proceeds      IPO Price    Treas. Stk.       Added       to Recission
                         ------        --------       --------      ---------    -----------    ----------    --------------
Common Stock
Assumed issued and outstanding - beginning of period                                                 852,193         305,500

Stock sold during the year:

Napier, Thomas                                                                                         2,500           2,500
Macres                                                                                                10,000          10,000
Grace                                                                                                  1,000           1,000
Napier, David                                                                                          2,500           2,500
Allgauer                                                                                               6,250           6,250
Howard                                                                                                 2,500           2,500
Rabil                                                                                                  2,500           2,500
Deslaurier                                                                                             5,000           5,000
Rafferty                                                                                               5,000           5,000
Madsen                                                                                                35,000          35,000
Monahan                                                                                               10,000          10,000
Turner, Mark                                                                                           7,000           7,000
Turner, Robert                                                                                        12,500          12,500
Caito                                                                                                  3,750           3,750
DiBiasio                                                                                              25,000          25,000
McMenamin                                                                                              4,850           4,850
Turkekul                                                                                               2,500           2,500
Mitchell                                                                                               6,250           6,250
Hirsh                                                                                                 12,500          12,500
Richard Yetman Family                                                                                  6,250           6,250
Lesher & Russell Inc                                                                                  50,000          50,000
Crisp                                                                                                  1,250           1,250
Burlingame                                                                                             2,500           2,500
Prime                                                                                                  5,500           5,500
Schuler                                                                                                2,500           2,500
Hulen                                                                                                 10,000          10,000
Wirth                                                                                                  1,000           1,000
Spencer, Douglas                                                                                       2,500           2,500
Spencer, Christopher                                                                                  12,500          12,500
Cappello                                                                                              10,000          10,000
Harding                                                                                                3,000           3,000
Harper                                                                                                 8,333           8,333
Merrick                                                                                               15,000          15,000
Russell, Randy                                                                                        10,000          10,000
Varney                                                                                                 6,250
Napier, David                                                                                          5,000           5,000
                                                                                                 ---------------------------
                                                                                                   1,160,376         607,433
                                                                                                 ===========================


Grant/Exercise of warrants:
Edgington                     2500           $4.00       $10,000          $5.00          2000            500
Kennedy                       2019           $4.00        $8,076          $5.00          1615            404
West                           750           $4.00        $3,000          $5.00           600            150
Clark                         2750           $4.00       $11,000          $5.00          2200            550
Walker                        2750           $4.00       $11,000          $5.00          2200            550
CTi                          25000           $4.00      $100,000          $5.00         20000          5,000
Parriah                        250           $4.00        $1,000          $5.00           200             50
Avery                         2000           $4.00        $8,000          $5.00          1600            400
Detachable Warrants         150379           $4.00      $601,516          $5.00        120303         30,076
West                        171312           $5.00      $856,560          $5.00        171312              0
Bowers                      164312           $5.00      $821,560          $5.00        164312              0
Varney                      145312           $5.00      $726,560          $5.00        145312              0
Edgington                   160314           $5.00      $801,570          $5.00        160314              0
Struzik                      71250           $5.00      $356,250          $5.00         71250              0
Kennedy                       2019           $4.00        $8,076          $5.00          1615            404
West                           750           $4.00        $3,000          $5.00           600            150
West                          5191           $4.00       $20,764          $5.00          4153          1,038
Bowers                       10385           $4.00       $41,540          $5.00          8308          2,077
Varney                       17524           $4.00       $70,096          $5.00         14019          3,505
Sedimeyer                      446           $4.00        $1,784          $5.00           357             89
Swearingan                    1600           $4.00        $6,400          $5.00          1280            320
Kennedy                       1013           $4.00        $4,052          $5.00           810            203
Kirsh                         1066           $4.00        $4,264          $5.00           853            213
Cerutti                       2263           $4.00        $9,052          $5.00          1810            453
Beasley                        965           $4.00        $3,860          $5.00           772            193
Simpson                       1095           $4.00        $4,380          $5.00           876            219
Michalaki                      888           $4.00        $3,552          $5.00           710            178
Byera                         1350           $4.00        $5,400          $5.00          1080            270
Baldi                         1830           $4.00        $7,320          $5.00          1464            366
Struzik                       6331           $4.00       $25,324          $5.00          5065          1,266
Smith                         1278           $4.00        $5,112          $5.00          1022            256
Bruce                         1930           $4.00        $7,720          $5.00          1544            386
Hicks                          788           $4.00        $3,152          $5.00           630            158
New                           2091           $4.00        $8,364          $5.00          1673            418
Mitchell                      2600           $4.00       $10,400          $5.00          2080            520
Larson                         100           $4.00          $400          $5.00            80             20
Minter                        2808           $4.00       $11,232          $5.00          2246            562
Avery                          100           $4.00          $400          $5.00            80             20
                                                                                                 -----------
                            967309                                                                    50,962
                                                                                                 ===========

End of period             12/31/96                             Weighted average share outstanding

                                                               Net loss

                                                               Net loss per share



PRIMARY EARNINGS PER SHARE:                                 TWELVE MONTHS ENDED DECEMBER 31, 1996           01/01/97
                                                        Total        Grant/Purch.       Days          Weighted
                                                        Shares           Date        Outstanding       Shares
                                                        ------       ------------    -----------      --------
Common Stock
Assumed issued and outstanding - beginning of period       546,693        01/01/96            366      200,089,638

Stock sold during the year:

Napier, Thomas                                                   0        01/23/96            344                0
Macres                                                           0        01/24/96            343                0
Grace                                                            0        01/26/96            341                0
Napier, David                                                    0        02/13/96            323                0
Allgauer                                                         0        02/14/96            322                0
Howard                                                           0        02/15/96            321                0
Rabil                                                            0        02/15/96            321                0
Deslaurier                                                       0        02/16/96            320                0
Rafferty                                                         0        02/16/96            320                0
Madsen                                                           0        02/16/96            320                0
Monahan                                                          0        02/20/96            316                0
Turner, Mark                                                     0        02/21/96            315                0
Turner, Robert                                                   0        02/21/96            315                0
Caito                                                            0        02/22/96            314                0
DiBiasio                                                         0        02/22/96            314                0
McMenamin                                                        0        02/22/96            314                0
Turkekul                                                         0        02/22/96            314                0
Mitchell                                                         0        02/23/96            313                0
Hirsh                                                            0        02/23/96            313                0
Richard Yetman Family                                            0        02/26/96            310                0
Lesher & Russell Inc                                             0        02/26/96            310                0
Crisp                                                            0        02/27/96            309                0
Burlingame                                                       0        02/27/96            309                0
Prime                                                            0        02/27/96            309                0
Schuler                                                          0        02/28/96            308                0
Hulen                                                            0        02/28/96            308                0
Wirth                                                            0        03/01/96            306                0
Spencer, Douglas                                                 0        03/01/96            306                0
Spencer, Christopher                                             0        03/01/96            306                0
Cappello                                                         0        03/01/96            306                0
Harding                                                          0        03/04/96            303                0
Harper                                                           0        03/05/96            302                0
Merrick                                                          0        03/05/96            302                0
Russell, Randy                                                   0        03/11/96            296                0
Varney                                                       6,250        03/15/96            292        1,825,000
Napier, David                                                    0        03/20/96            287                0
                                                           -------
                                                           552,943
                                                           =======


Grant/Exercise of warrants:
Edgington                                                                 06/30/96            185           92,500
Kennedy                                                                   06/30/96            185           74,703
West                                                                      06/30/96            185           27,750
Clark                                                                     06/30/96            185          101,750
Walker                                                                    06/30/96            185          101,750
CTi                                                                       06/30/96            185          925,000
Parriah                                                                   08/16/96            138            6,900
Avery                                                                     08/16/96            138           55,200
Detachable Warrants                                                       08/16/96            138        4,150,460
West                                                                      09/30/96             93                0
Bowers                                                                    09/30/96             93                0
Varney                                                                    09/30/96             93                0
Edgington                                                                 09/30/96             93                0
Struzik                                                                   09/30/96             93                0
Kennedy                                                                   09/30/96             93           37,553
West                                                                      09/30/96             93           13,950
West                                                                      12/31/96              1            1,038
Bowers                                                                    12/31/96              1            2,077
Varney                                                                    12/31/96              1            3,505
Sedimeyer                                                                 12/31/96              1               89
Swearingan                                                                12/31/96              1              320
Kennedy                                                                   12/31/96              1              203
Kirsh                                                                     12/31/96              1              213
Cerutti                                                                   12/31/96              1              453
Beasley                                                                   12/31/96              1              193
Simpson                                                                   12/31/96              1              219
Michalaki                                                                 12/31/96              1              178
Byera                                                                     12/31/96              1              270
Baldi                                                                     12/31/96              1              366
Struzik                                                                   12/31/96              1            1,266
Smith                                                                     12/31/96              1              256
Bruce                                                                     12/31/96              1              386
Hicks                                                                     12/31/96              1              158
New                                                                       12/31/96              1              418
Mitchell                                                                  12/31/96              1              520
Larson                                                                    12/31/96              1               20
Minter                                                                    12/31/96              1              562
Avery                                                                     12/31/96              1               20
                                                                                                      ------------
                                                                                                       207,514,883
                                                                                                               366
                                                                                                      ------------
End of period                                  Weighted average share outstanding                          566,981

                                               Net loss                                                 (2,464,904)
                                                                                                      ------------

                                               Net loss per share                                           ($4.35)
                                                                                                      ============